THE CHINA-U.S. GROWTH FUND

                       SUPPLEMENT DATED SEPTEMBER 9, 2005
                                     TO THE
                       PROSPECTUS DATED FEBRUARY 18, 2005
                          AS SUPPLEMENTED MARCH 9, 2005



The Fund has a new co-portfolio manager. Accordingly, the paragraph discussing Man Wing Chung on page 9 of the Prospectus is hereby replaced with the following:

     Ernest Liu, co-portfolio manager of the Fund since August 1, 2005, has been an investment manager and China country specialist with the Greater China team of the sub-adviser since 2003. Immediately before joining the Sub-Adviser, Mr. Liu spent four years with Huaan Fund Management in Shanghai, initially as a senior research analyst and then as a co-manager of China's first open-end fund, Huaan Innovation Fund. Prior to joining Huaan, Mr. Liu was a senior financial analyst with the U.S. firm Chaffe & Associates and a research analyst with US Global Investors.